Exhibit 99.1


    Certification Pursuant to Chapter 63, Title 18 United States Code ss.1350 As Adopted by Section 906 of the Sarbanes-Oxley Act of 2002 Accompanying
Quarterly Report on Form 10-Q of The Hain Celestial Group, Inc. for the Quarter
                              Ended March 31, 2003



         I, Irwin D. Simon, President and Chief Executive Officer of The Hain Celestial Group, Inc. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          Date: May 15, 2003


                                          /s/ Irwin D. Simon
                                          -------------------------------
                                          Irwin D. Simon
                                          President and Chief Executive Officer